Exhibit (q)(2)

DBX ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, George Elston, hereby constitutes and appoints each of Michael Gilligan and Freddi Klassen, his attorney-in-fact, each acting individually and with full power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of DBX ETF Trust and any and all amendments to such Registration Statement, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: December 5, 2016

/s/ George Elston
George Elston

Exhibit (q)(2)

DBX ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, David Officer, hereby constitutes and appoints each of Michael Gilligan and Freddi Klassen, his attorney-in-fact, each acting individually and with full power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of DBX ETF Trust and any and all amendments to such Registration Statement, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: December 12, 2016

/s/ David Officer
David Officer

Exhibit (q)(2)

DBX ETF TRUST

(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Stephen Byers, hereby constitutes and appoints each of Michael Gilligan and Freddi Klassen, his attorney-in-fact, each acting individually and with full power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of DBX ETF Trust and any and all amendments to such Registration Statement, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: December 5, 2016

/s/ Stephen Byers
Stephen Byers